Schedule 14a
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     POLICY MANAGEMENT SYSTEMS CORPORATION
               (Name of Registrant as Specified in its Charter)


Payment of filing fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    __________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:
    __________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction: ________________

    (5) Total fee paid: ______________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: ________________________________________

    (2) Form, Schedule or Registration Statement No.: __________________

    (3) Filing Party: __________________________________________________

    (4) Date Filed: ____________________________________________________

                 NOTICE OF 1999 ANNUAL STOCKHOLDERS MEETING
                              and PROXY STATEMENT





                     POLICY MANAGEMENT SYSTEM CORPORATION


                               TABLE OF CONTENTS

                                                                Page

Notice of 1999 Annual Meeting . . . . . . . . . . . . . . . . .   1
Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . .   2
    General Information About Voting. . . . . . . . . . . . . .   2
Proposals to be Voted on at the Meeting . . . . . . . . . . . .   5
The Board of Directors. . . . . . . . . . . . . . . . . . . . .  10
Board and Committee Meetings. . . . . . . . . . . . . . . . . .  12
Compensation Plans and Arrangements . . . . . . . . . . . . . .  14
    Report of the Compensation Committee. . . . . . . . . . . .  14
    Compensation committee Interlocks and Insider Participation  19
    Compensation of Directors . . . . . . . . . . . . . . . . .  19
    Compensation of Executive Officers. . . . . . . . . . . . .  19
Principal Stockholders. . . . . . . . . . . . . . . . . . . . .  25
Stock Ownership of Directors and Executive Officers . . . . . .  26
Stock Performance . . . . . . . . . . . . . . . . . . . . . . .  27
Section 16(a) Beneficial Ownership Reporting Compliance . . . .  27
Stockholder Proposals . . . . . . . . . . . . . . . . . . . . .  28
Appendix A: Policy Management Systems
    Corporation 1999 Stock Option Plan. . . . . . . . . . . . .  29

                        NOTICE OF 1999 ANNUAL MEETING

The 1999 Annual Meeting of Stockholders will be held on May 11, 1999, at 11:00 a.m. at the Company's offices in Blythewood, South Carolina.

Dear  Stockholders:

We are pleased to invite you to attend the 1999 annual meeting of stockholders of Policy Management Systems Corporation, which will be held at the Company's offices at One PMSC Center, Blythewood, South Carolina, 29016, at 11:00 a.m., on May 11, 1999, for the following purposes:

(1)  to  elect  two  directors;
(2)  to  approve  the  1999  Stock  Option  Plan;
(3)  to  ratify  the  selection  of  independent  auditors  for  1999;  and
(4)  to  transact  other  business  as  may properly come before the meeting.

     Stockholders owning shares of the Company as of the close of business on March 10, 1999, the record date, are entitled to vote at the meeting. A complete list of all stockholders entitled to vote at the meeting is available for examination at the Company's offices and will continue to be available through the meeting.
We plan to conduct a short meeting focused on business items, including the voting on the above matters. After that, we will provide time for your questions and comments.
     WE HOPE THAT YOU WILL ATTEND THE MEETING, BUT EVEN IF YOU ARE GOING TO ATTEND, YOU ARE URGED TO COMPLETE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED WHEN MAILED IN THE UNITED STATES. SHOULD YOU ATTEND THE MEETING AND DECIDE THAT YOU WANT TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS, APPROVAL OF THE 1999 STOCK OPTION PLAN, AND RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS FOR 1999.
     The Securities and Exchange Commission is encouraging companies to write documents for investors in plain English. We believe this is a good idea. Accordingly, we have formatted and written this year's Proxy Statement to make it easier to understand. We hope you like this format and we welcome your comments. Please read the attached Proxy Statement carefully for information on the items that will be considered and voted on at the meeting.

By  Order  of  the  Board  of  Directors


Stephen  G.  Morrison
Secretary
April  16,  1999

                               PROXY STATEMENT

This Proxy Statement and card have been sent to all of holders of common stock of Policy Management Systems Corporation in connection with PMSC's Board of Directors soliciting proxies to be voted at the annual stockholders meeting on May 11, 1999. Because your vote is important, the Board of Directors is requesting that you allow your shares to be represented at the annual meeting by Messrs. Richard G. Trub and G. Larry Wilson (the proxies named in the enclosed proxy card).
     This Proxy Statement describes those matters that will be voted on at the annual meeting and also contains additional information about our executive officers and directors and principal stockholders. In this Proxy Statement, "we," "us," "our," "PMSC," and the "Company" refer to Policy Management Systems Corporation. This Proxy Statement is first being sent to our stockholders on or about April 16, 1999.

GENERAL  INFORMATION  ABOUT  VOTING
WHO CAN VOTE. Only stockholders as of the close of business on March 10, 1999 (the "Record Date") may vote at the meeting. On the Record Date, there were 35,886,073 shares of common stock outstanding. Each share of common stock is entitled to one vote. The enclosed proxy card(s) show the number of shares that you are entitled to vote.

VOTING IN PERSON. Written ballots will be available for those stockholders wishing to vote at the meeting. If your shares are held in an account at a brokerage firm ("held in street name"), you must request a legal proxy form from your stockbroker in order to vote at the meeting.

VOTING BY PROXY. To vote by proxy, simply sign and date your proxy card and return it in the enclosed, pre-paid envelope. By signing and dating the enclosed proxy card, you appoint Messrs. Trub and Wilson as your representatives at the meeting. If you mark your selections, they will vote your shares in accordance with your instructions. If you do not mark any selections, your shares will be voted in favor of the three proposals.
     The Board currently is not aware of any other matters that will come before the meeting. If, however, matters other than those set forth on the proxy card come up for a vote at the meeting, Messrs. Trub and Wilson will vote your shares as they deem proper.

REVOKING YOUR PROXY INSTRUCTIONS. You may revoke your proxy at any time before the meeting by: (i) returning a later dated proxy; (ii) delivering written notice of revocation to Stephen G. Morrison, Secretary, Policy Management Systems Corporation, Post Office Box Ten, Columbia, South Carolina 29202; or
(iii)  voting  in  person  at  the  meeting.

RECEIVING SEVERAL PROXY CARDS. If you receive more than one proxy card, it means that you have multiple accounts at the transfer agent and/or with stockbrokers and/or are a participant in the PMSC Restricted Stock Ownership Plan, the PMSC Employee Stock Purchase Plan and/or the PMSC Stock Fund in the PMSC 401(k) Retirement Savings Plan. To ensure that all your shares are voted, please sign, date, mark your instructions, and return all proxy cards.

VOTING YOUR PMSC 401(K) RETIREMENT SAVINGS PLAN PMSC STOCK FUND SHARES. Shares owned by the PMSC 401(k) Retirement Savings Plan PMSC Stock Fund are actually voted at the meeting by the Plan trustee. However, if you are a PMSC 401(k) Retirement Savings Plan participant and hold shares in the PMSC Stock Fund, you will receive a proxy card for those shares, whether or not the shares are vested. By completing this proxy card, you provide voting instructions to the Plan trustee who will vote the shares in the PMSC Stock Fund. Your shares will not be voted unless you sign, date, and return the proxy card. For administrative reasons, your completed proxy card must be received by May 5, 1999, in order for your shares to be voted at the meeting.

HOW VOTES ARE COUNTED. The Annual Meeting will be held if a majority of the outstanding shares of common stock entitled to vote is present at the meeting. Shares are counted as present if the stockholder is present and votes in person at the meeting or has properly submitted a proxy card. If you have returned a valid proxy card but wish to abstain from voting on some or all of the matters to be voted on at the meeting, your shares will be counted for the purpose of determining whether there is a quorum. If you abstain from voting on any matter, your shares will be included in the total number of shares having voting power and will have the same effect as "no" votes on the matter. If you hold your shares through a broker, bank, or other nominee, generally the nominee may only vote the shares it holds for you in accordance with your instructions. However, if it has not received your instructions within ten days of the meeting, the nominee may vote the shares on matters that the New York Stock Exchange ("NYSE") considers to be routine and cannot vote the shares on matters that are not routine. If a nominee cannot vote on a particular matter because it is not routine, it is considered to be a "broker non-vote" on that matter. In determining whether or not a quorum is present for the purpose of the meeting, broker non-votes are counted as shares being present. They are not considered as shares having voting power and therefore are not counted as votes cast on non-routine matters. Because the matters to be voted on at the meeting are all considered to be routine by the NYSE, we do not expect that there will be any broker non-votes at the meeting.

In the election of directors, you have the right to cumulate your votes and cast as many votes as the number of shares held by you multiplied by the number of directors to be elected for the specified term. You may cast such cumulated votes for any one nominee or distribute the votes among the nominees for election. To exercise the right of cumulative voting, you must declare your intent to do so prior to the beginning of voting. If any stockholder declares the intent to cumulatively vote, all stockholders shall automatically have the right to cumulate their votes without any further notice. In the event of cumulative voting, Messrs. Trub and Wilson shall have authority to vote shares represented by proxy for one Board nominee or distribute such votes among the Board's nominees to maximize the number of the Board's nominees elected.

VOTES REQUIRED. For Proposal 1, the election of directors, the two nominees for director receiving the largest number of votes shall be elected to a three-year term. For all other proposals in this Proxy Statement, each proposal will be approved if it receives a majority of the votes present, either in person or by proxy, at the meeting.

PROXY SOLICITATION EXPENSES. We will pay for the cost of soliciting proxies and have engaged D.F. King & Company, Inc. to assist with solicitation of proxies for the meeting for a fee estimated at $6,000.00, plus expenses. In addition, our officers, directors and employees may solicit proxies by telephone, facsimile or personal interview.

                   PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL  1:    ELECTION  OF  DIRECTORS
The election of two directors, each to serve a three-year term. The Board's nominees are Dr. John M. Palms and John P. Seibels. Both nominees are currently members of the Board.

The  Board  recommends  that  the  stockholders  vote  FOR  these  nominees.

PROPOSAL  2:    APPROVAL  OF  1999  STOCK  OPTION  PLAN
The approval of the Policy Management Systems Corporation 1999 Stock Option Plan (the "1999 Plan"). Stock option grants to employees and directors are an integral part of our incentive compensation program. We believe that the stockholders have benefited from employee and director stock options over the years as the options have enabled the Company to align the interests of employees and directors with your interests as a stockholder. Therefore, the Board has adopted, subject to stockholder approval, the 1999 Plan. The Board adopted the 1999 Plan at this time because all prior stock option plans expired last year and options no longer may be granted under the prior plans. The following is a general description of the 1999 Plan. The Plan's full text is attached as Appendix A. If there is a difference between the general description and the full text, the Plan's text will control.

PLAN DESCRIPTION. The Plan's purposes are: (i) to attract and to retain employees, officers and directors; (ii) to provide an additional incentive to each such person to work to increase the value of common stock; and (iii) to provide each such person with a stake in the future of the Company which corresponds to your stake as a stockholder. The 1999 Plan allows for the grant of nonqualified stock options as well as "incentive stock options" qualified under section 422 of the Internal Revenue Code (the "Code").
A total of 1,750,000 shares of common stock are to be reserved under the 1999 Plan and such shares of common stock shall be reserved to the extent that the Company deems appropriate from the Company's authorized but unissued shares of common stock. If an option terminates for any reason without being wholly exercised, the number of shares to which the option termination relates will again be made available for an option grant under the 1999 Plan. In the event of certain corporate reorganizations, recapitalizations or other specified corporate transactions affecting the Company or the common stock, the 1999 Plan permits proportionate adjustments to the shares reserved for issuance under the 1999 Plan and to the number and kind of shares subject to options and the exercise price of options.

The 1999 Plan will be administered by the Board's Compensation Committee, which shall be comprised of no fewer than two non-employee outside directors. However, with respect to awards to directors, all rights, powers and authorities vested in the Committee under the 1999 Plan will be exercised by the Board.
All employees (approximately 5,840) and directors (currently 6 non-employees) of the Company or any subsidiary are eligible to be granted options under the 1999 Plan. Only employees are eligible to be granted "incentive stock options" under the Code.
The exercise price of an option will be determined by the Committee, provided that the exercise price per share may not be less than 100% of the fair market value of a share of common stock on the effective date of grant. The aggregate value of common stock that may be subject to incentive stock options that become exercisable by any one employee in any one year is limited to $100,000 by Code section 422. For purposes of the tax deduction requirements of Code section 162(m), the Company has established a maximum number of 500,000 shares of common stock that may be subject to all stock options granted under the 1999 Plan to any optionee during any one calendar year, subject to adjustment in the event of certain corporate reorganizations, recapitalizations or other specified corporate transactions.
Options will become vested and exercisable in the manner and subject to the conditions approved by the Committee for individual grants. However, in no event will an option become exercisable earlier than in three equal installments on the first, second and third anniversaries of the effective date of the option's grant. The maximum term of options granted under the 1999 Plan is ten years from the effective date of grant. Unless otherwise provided by the Committee and subject to the maximum term of the option, outstanding options that have previously become vested will remain exercisable for a period of ninety days after retirement or termination, or in the event of an optionee's death, one year from the date of death. Upon the retirement, termination of service or death of an optionee, the Committee may, in its discretion, permit the exercise of outstanding options sooner or later than would otherwise be permitted under the 1999 Plan or an option agreement. Unless otherwise provided by the Committee and set forth in an option agreement, upon a "Change in Control" of the Company (as defined in the 1999
Plan), each outstanding option shall automatically become vested and exercisable to the extent that it is not already vested and -exercisable.

An option may be exercised in whole or in part at any time following vesting during the term of the option by written notice to the Company, together with payment of the aggregate exercise price of the option and any required withholding tax. Such payment shall be made in cash or, at the Committee's discretion, in common stock or in another form of payment permitted under the 1999 Plan. All options are nontransferable and may be exercised only by the optionee, except a transfer is permitted upon death by the optionee's will or the laws of descent and distribution.
The 1999 Plan has a term of ten years, subject to earlier termination by the Board. The Board may at any time amend or modify the 1999 Plan. To the extent deemed necessary or advisable by the Board, for purposes of complying with Code sections 422 or 162(m), or rules of any securities exchange or for any other reason, the Board may seek the approval of any such amendment by the stockholders. The Board may not increase the number of shares issuable pursuant to the 1999 Plan without obtaining the approval of the Company's stockholders, except for adjustments in the event of certain corporate reorganizations, recapitalizations or other specified corporate transactions.

FEDERAL INCOME TAX CONSEQUENCES. The following is a general description of federal income tax consequences to optionees and the Company relating to stock options granted under the 1999 Plan. This discussion does not purport to cover all tax consequences relating to the optionees or the Company.
     An optionee will not generally recognize income upon the grant of a nonqualified stock option to purchase shares of common stock. Upon exercise of the option, the optionee will generally recognize ordinary compensation income equal to the excess of the fair market value of such shares over the exercise price paid. The tax basis of the shares of common stock in the hands of the optionee will equal the exercise price paid for the shares plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the shares for capital gains purposes will commence on the day the option is exercised. An optionee who sells any of such shares of common stock will recognize capital gain or loss measured by the difference between the tax basis of the shares and the amount realized on the sale. The Company will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.
     An optionee will not generally recognize income upon the grant of an incentive stock option to purchase shares of common stock and will not generally recognize income upon exercise of the option, provided the optionee is an employee of the Company or a subsidiary at all times from the date of grant until three months prior to exercise. However, the amount by which the fair market value of the shares of common stock on the date of exercise exceeds the exercise price will be includable for purposes of determining any alternative minimum taxable income of an optionee. Where an optionee who has exercised an incentive stock option sells the shares of common stock acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells such shares of common stock within two years after the grant date or within one year after exercise will recognize ordinary compensation income in an amount equal to the lessor of the difference between (a) the exercise price and the fair market value of such shares on the date of exercise, or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. The Company will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.
     The compensation of persons who are Named Executive Officers (under the Securities Exchange Act of 1934 regulations) is subject to the tax deduction limits of Code section 162(m). Stock option compensation that qualifies as "performance-based compensation" is exempt from section 162(m), thus allowing the Company the full tax deduction otherwise permitted for such compensation. If approved by the Company's stockholders, the 1999 Plan will enable the Committee to grant stock options that will be exempt from the deduction limits of Code section 162(m).

NEW PLAN BENEFITS. During 1998, 450,694 stock options with an average weighted exercise price of $34.86 per share were granted to the Named Executive
Officers under the 1989 Stock Option Plan ("the 1989 Plan") and the 1993 Long-Term Incentive Plan for Executives (the "1993 LTIP") as set forth in the table on page 21 entitled "Options Granted in 1998." (The Named Executive Officers are the executive officers of the Company.) Also during 1998, the Committee granted stock options under the 1989 Plan and 1993 LTIP for 587,238 shares to all employees and officers who are not executive officers, as a group at an average weighted exercise price of $34.4265 per share. No stock options were granted to our non-employee directors during 1998. The Committee has not yet made any determinations as to any grants of stock options under the 1999 Plan. (Please note that all numbers relating to stock options granted in 1998 have been adjusted to reflect the two-for-one stock split on June 1, 1998.)

The closing price of the common stock on the NYSE on April 8, 1999 was $27.1875 per share.

The Board of Directors recommends a vote for the approval of the Policy Management Systems Corporation 1999 Stock Option Plan.

PROPOSAL  3:    RATIFICATION  OF  PRICEWATERHOUSECOOPERS  LLP AS THE COMPANY'S
                INDEPENDENT  AUDITORS
The Board has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the 1999 fiscal year. PricewaterhouseCoopers (formerly known as
Coopers  &  Lybrand)  have  been    our  independent  auditors  since  1994.
Representatives from PricewaterhouseCoopers are expected to be present at the meeting and will have the opportunity to make a statement and will be available to answer any stockholder questions.

The Board recommends that the stockholders vote for the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors.

OTHER  BUSINESS
The Board is not aware of any other business at this time. If any other business should be properly presented at the meeting, Messrs. Trub and Wilson will vote in accordance with their best judgment.

                            THE BOARD OF DIRECTORS

We currently have seven directors. Two directors are nominees for re-election this year. The remaining five directors will continue to serve the terms described below. Our directors serve staggered terms. This is accomplished as follows:

-  the  directors are divided into three classes as nearly equal as possible;
-  each  director  serves  a  three-year  term;  and
-  the  terms  of  each  of  the  three  classes  are  staggered.

NOMINEES  FOR  RE-ELECTION  THIS  YEAR:

DR. JOHN M. PALMS, Ph.D., age 63, has been a director since 1992. Dr. Palms is the President of the University of South Carolina. He also serves as a director of Peco Energy Company and Fortis, Inc., and serves as Chairman of the Board of the Institute of Defense Analyses.

JOHN P. SEIBELS, age 57, has been a director since 1981. Mr. Seibels is currently a private investor. He also serves as a director of The Seibels Bruce Group, Inc. and certain of its subsidiaries.


DIRECTORS  WHOSE  TERMS  WILL  EXPIRE  IN  2000:

ALFRED R. BERKELEY, III, age 54, has been a director since 1997. Mr. Berkeley has served as President of The Nasdaq Stock Market, Inc. since May 1996. Before that, he served as Managing Director and Senior Banker of Alex. Brown & Sons Incorporated. He is currently also a director of Princeton Capital Management, Inc.

DONALD W. FEDDERSEN, age 64, has been a director since 1997 and previously served as a director from January 1983 to October 1994. Mr. Feddersen is currently a private investor. Before that, he was General Partner of Charles River Ventures. He serves as a director of a number of privately-owned high technology companies.

RICHARD G. TRUB, age 68, has been a director since 1981. Mr. Trub is the Chairman and Treasurer of Trubco, Inc. He previously held the position of Senior Vice President with the Connecticut National Bank.

DIRECTORS  WHOSE  TERMS  WILL  EXPIRE  IN  2001:

JOSEPH D. SARGENT, age 69, has been a director since 1986. Mr. Sargent is the Chairman of Bradley, Foster, & Sargent, Inc. He serves as Vice-Chairman for Connecticut Surety Corporation and until February, 1998, he served as Treasurer. He also serves as director for each of Trenwick Group, Inc., Mutual Risk Management Ltd., EW Blanch Holdings, Inc., Executive Risk Inc., MMI Companies, Inc., and Command Systems, Inc.

G. LARRY WILSON, age 52, has been a director since 1981.Mr. Wilson is the Chairman of the Board, President and Chief Executive Officer of the Company. He has been employed by the Company since its inception.

     On July 22, 1997, the Securities and Exchange Commission ("SEC") commenced a civil proceeding against the Company and certain current and former officers and employees of the Company, including Mr. Wilson and David
T. Bailey, an executive officer of the Company. In its complaint, the SEC alleged that the Company and the named individuals had violated certain provisions of the Securities Exchange Act of 1934 relating to reporting, books and records and internal controls in connection with the Company's 1990-1993 financial statements and reports. Simultaneously with the filing of the complaint, all defendants filed consents in which they neither admitted nor denied the allegations made, agreed to the entry of an injunction requiring future compliance with those provisions of the federal securities laws, and agreed to pay certain civil penalties. The Company agreed to pay a civil penalty of one million dollars and each individual agreed to pay a civil penalty of twenty thousand dollars.

                         BOARD AND COMMITTEE MEETINGS

During 1998, the Board met five times. All of the directors attended at least 75% of the aggregate of all meetings of the Board and all committees of which they were members. The following table describes the Board's committees.

Committee               Functions of the Committee           Times Met in 1998

AUDIT COMMITTEE         recommends  selection  of  our
Trub (Chairman)         independent  auditors                            6
Feddersen               reviews with the independent and internal
Seibels                 auditors their planned activities, audits
                        and findings, and reports to the Board;
                        reviews  financial  reports;  and
                        reviews  the  Company's  financial  and
                        accounting  policies  and  disclosures

COMPENSATION COMMITTEE  establishes  compensation
Sargent (Chairman)      for  senior  officers  and  directors;           4
Berkeley                adopts  compensation  plans  in  which
Palms                   employees,  officers  and  directors  are
                        eligible  to  participate;  and
                        approves  compensation  guidelines  for
                        employees

CORPORATE GOVERNANCE    recommends  nominees  for  election  as
  COMMITTEE             directors and officers to the full Board; and
Seibels (Chairman)      reviews  the  performance  of  current           2
Berkeley                directors  and  officers
Palms
Wilson

EXECUTIVE COMMITTEE     acts on behalf of the Full Board between
Wilson (Chairman)       Board  meetings  or  appropriate                 0*
Feddersen
Sargent
Trub

* The Executive Committee took one action by unanimous written consent without meeting during 1998.

AUDIT COMMITTEE REPORT ON THE BLUE RIBBON COMMITTEE RECOMMENDATIONS FOR CORPORATE AUDIT COMMITTEES. On February 8, 1999, the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees, established by the NYSE and the National Association of Securities Dealers ("NASD"), released its report announcing ten recommendations to strengthen the role of audit committees in overseeing the corporate financial reporting process. These recommendations call for the adoption of certain rules and procedures by the SEC and/or the NYSE and NASD. We support their efforts and recommendations to enhance the financial reporting and oversight process and believe that many of the procedures which we already follow are consistent with the rules being recommended, such as:

-      all of the members of the Audit Committee are independent directors;
-      the  Audit  Committee meets the minimum recommended committee size;
- each member of the Audit Committee is financially literate as suggested in the report;
- the Committee has members with financial-related degrees and financial expertise;
- at each meeting for a number of years, the Audit Committee has engaged in discussions with our outside auditors regarding the quality of our financial reports;
- the outside auditors are ultimately accountable to the Board and Audit Committee as the Committee recommends the retention of the auditors and the recommendation is submitted to the full Board for approval; and
- our outside auditors currently review our quarterly financial information under the current provisions of Statements on Auditing Standards No. 71 "Interim-Financial Information" ("SAS 71").

     There are several other recommendations in the Blue Ribbon Committee report that require action by certain regulatory bodies such as the SEC, NYSE and NASD. These recommendations include mandating the establishment of a written audit committee charter specifying the scope of the committee's responsibilities, annual public disclosure of audit committee's activities, discussion with outside auditors regarding independence, annual audit committee letter to shareholders, and amendments to SAS 71 concerning interim review of quarterly financial information and communications to the audit committee by the outside auditors. The Board intends to address these recommendations further either upon clarification and action by the appropriate regulatory bodies or, in the absence of such regulatory action, during the latter part of this year.

                      COMPENSATION PLANS AND ARRANGEMENTS

REPORT  OF  THE  COMPENSATION  COMMITTEE

COMPENSATION  PHILOSOPHY.
PMSC's executive compensation program is based on the beliefs that: (i) to ensure the continued growth and performance of PMSC it is necessary to attract, retain and motivate qualified executives through competitive compensation, and (ii) the interests of executives should be closely aligned with those of PMSC's stockholders. Under this philosophy:

- To motivate executive personnel to perform at their full potential, a significant portion of compensation is incentive-based and is linked to accomplishing specific, financial objectives (both individual and corporate) which are intended to create both long- and short-term value for our stockholders.
- Each executive's individual performance and contribution should be reflected through salary adjustments and the amount of incentive awards paid, if any.
- A significant portion of executive officers' total compensation should be in the form of stock and stock-based incentives.
- In years of strong performance, executives can earn a highly competitive level of compensation. As a result, we will be able to attract, retain and motivate the leadership talent needed to maintain and grow our business successfully. Conversely, in years of below average performance, an executive will receive compensation that is less competitive.
- It is essential that the Committee retain the flexibility to evaluate not only the overall performance of the individual executive officers, and the Company as a whole, but also all other circumstances and challenges facing the Company and the respective executive officer. Consequently, the Committee uses its subjectivity rather than objective formulas in setting and adjusting the base salary of the CEO and other executive officers.

ELEMENTS  OF  COMPENSATION.

Executive  compensation  consists  primarily  of  three  parts:

-          Base  Salary;
-          Annual  Incentives;  and
-          Stock-Based  Incentives.

     Each of these elements is described in more detail below. (The executive officers were also eligible for other benefits such as perquisites standard for executives and those offered under the Company-sponsored broad-based plans.)

BASE SALARY. For 1998, we used a subjective assessment of the overall performance of the Company and the executive officers, including their achievements, responsibilities, experience and breadth of knowledge, in setting the amount of salary increase for 1998 for all executive officers, including the CEO. No specific weight was assigned to these factors.
     In determining Mr. Wilson's base salary increase, we also considered how well he performed in the following areas in addition to those set forth above:

- development and implementation of a strategic vision for the Company, integrating insurance industry knowledge, technology trends, product directions, and customers' needs;
-      management  of  the  Company's  financial  affairs;
-      recruitment  and  retention  of  qualified  executives;
-      delegation  of  responsibility and authority to qualified managers;
-      capitalization  on  business  opportunities;  and
-      exhibition  of  leadership  in  achieving  the  Company's  goals.

No  specific  weight  was  assigned  to  these  factors.

     In addition, in determining the amount of increase in compensation in 1998, we considered the Company's actual results for 1997 in the areas of:

-      product  development;
-      new  business  acquisitions;
-      overall  financial  strength;
-      perceived  customer  satisfaction;  and
-      the  Company's  prospects  for  long-term  growth.

     Based upon our evaluations of the above factors and Mr. Wilson's significant contribution to the Company's 1997 performance, we increased his base salary for 1998 by approximately 10%.

     ANNUAL INCENTIVES AND RESTRICTED STOCK OWNERSHIP PLAN. The annual bonus program for executive officers, including the CEO, is intended to meet two primary objectives. First, it is designed to provide short-term incentives and rewards based on the Company's short-term goals that are consistent with its long-term goals. Second, the annual bonus program is designed to promote the Company's philosophy of having a substantial portion of executive compensation at risk. We believe that for the executive officers, a bonus amount equal to 60% of base salary is an appropriate percentage to have at risk on an annual basis. We also believe that one of the best ways to align the interests of our executive officers with your interests as a stockholder is by promoting executive officers' ownership of Company stock. To promote this goal, the Company established the Restricted Stock Ownership Plan during 1998. The Plan establishes stock ownership guidelines for officers and directors and enables the Company to further the long-term goal of increasing the level of stock ownership while continuing to provide significant short-term rewards. Participation in the Plan is mandatory for directors and United States-based officers until they have satisfied the applicable stock ownership guidelines. Under the guidelines, officers are required to hold Company stock in multiples of their base salary ranging from 1 times salary for vice presidents to 5 times salary for the Chief Executive Officer. Directors who are not employees are required to hold 5 times the annual retainer for directors. Directors and officers have annual targeted percentages of ownership to achieve each year and are to achieve 100% of the guideline for their office within 6 years of the Plan's adoption or their first election to the office to which this guideline is applicable. They may elect not to participate in the Plan after having achieved 100% of the stock ownership guidelines applicable to their position.
     Under the Plan, annual retainers for directors and bonuses for officers are paid partially in cash and partially in restricted stock. The Company engaged Hewitt Associates LLC to assist in developing the Plan and in determining the appropriate level of stock premium to compensate plan participants for risks associated with the forfeiture of restricted stock, market fluctuations, and deferral of current economic benefits of current cash compensation. Our 50% increase in the value of the portion of the bonus paid in restricted stock ("50% premium") is within the recommended premium range.
     Generally, for those directors and officers who have achieved their annual targeted percentages of ownership, annual retainers and any bonuses will be paid 50% in cash and 50% in restricted stock (with a 50% premium). For directors and officers who have not achieved their stock ownership guidelines, annual retainers and any bonuses will be paid 100% in restricted stock (with a 25% premium).
     The restricted shares vest in 20% increments on January 1 of each of the five calendar years following the year in which the restricted shares are awarded. Unvested restricted shares are forfeited upon termination for cause, upon the voluntary termination of a directorship, or upon the voluntary termination of employment of an officer. Upon death, retirement or disability of a participant or upon a change in control, all unvested restricted shares shall fully vest.

The annual bonus for executive officers with profit and loss responsibility reporting to the CEO (a "P&L Executive Officer") was generally comprised of two parts. One part was based on the Company's performance, as measured by targeted earnings-per-share. If actual 1998 earnings-per-share were less than the target, the bonus would be reduced for 1998 by stated percentages. The other part was based on the performance of the group for which the executive is responsible, as measured against the business plan established for 1998 and group earnings growth over the prior year. If the actual 1998 group performance or growth was less than the target, the bonus would be reduced for 1998 by a stated percentage.
For Mr. Wilson and those executive officers other than the P&L Executive Officers, the annual bonus was based on the Company's performance, as measured by targeted earnings-per-share for 1998. Messrs. Morrison and Williams are the only named executive officers who are not P&L Executive Officers. As with the P&L Executive Officers, if the actual 1998 performance was less than the target, the bonus would be reduced for 1998 by a stated percentage. In addition, for Messrs. Morrison and Williams, part of such a bonus was measured against the percentage growth in expenses for their groups as measured against the percentage growth in the Company's revenues and budgeted growth. If the percentage in expense growth exceeded a targeted percentage below the growth in the Company's revenues and budgeted growth, the bonus would be reduced by a stated percentage.
We retained the discretion to use our subjective assessment to award or withhold bonuses under the plan for any or all of the executive officers. In early 1999, we reviewed the level of bonuses that would have been awarded to each executive officer under the plan described above. We exercised our discretion and awarded bonuses in amounts we believed to be fair and equitable and as set forth in the Summary Compensation Table for 1998. With respect to Mr. Wilson, specifically, we determined that his bonus should equal 60% of the amount of the target bonus. For the other executive officers, the bonuses ranged from 0% to 60% of the target bonuses. Each of Messrs. Wilson, Morrison, Risley and Williams received 50% of their 1998 annual bonus in restricted stock.

STOCK-BASED INCENTIVES. Options were granted under the 1989 Stock Option Plan. The Plan, by way of the option vesting schedule for grants, is intended to provide incentives and rewards for a mid-term (3 years) to long-term (5 years) and to provide a further means for aligning employees' and your interests in the enhancement of stockholder value. Stock options are granted at 100% of the closing price of the stock on the date of grant. In this way, executives are rewarded only if the stock price goes up, which benefits both you and the executive.

In determining the number and terms of exercise of options to be granted in 1998, including the number for Mr. Wilson, we considered the historical pattern of granting options under the 1989 Stock Option Plan as well as competitive levels needed to retain the respective executive officer. In our subjective assessment, the number and exercise price for options historically granted annually to the executive officers has provided the appropriate incentive and rewards. Consequently, for the options granted in 1998, we determined that granting, in most cases, approximately the same number of options as had previously been granted would provide the appropriate level of incentive and reward for the executive officers.

DEDUCTIBILITY  CAP  ON  EXECUTIVE  COMPENSATION.
Beginning in 1994, the federal tax laws disallow corporate deductibility for certain compensation paid in excess of $1 million to the chief executive officer and the other four most highly paid executive officers of publicly-held companies. "Performance-based compensation" as defined in the tax law, is not subject to the deductibility limitation, provided certain stockholder approval and other requirements are met. During 1998, the deductibility cap had an immaterial impact on the Company. At the present time, it is not known whether the deductibility cap will have an impact on the Company in 1999, although it is possible. The Company believes that the 1993 Long-Term Incentive Plan for Executives and the Company's 1989 Stock Option Plan satisfy the requirements as performance-based compensation under the exception. Therefore, the Company expects that any stock option compensation realized upon the exercise of stock options granted under these plans will not be subject to the compensation deduction limitation. The Company also believes that approval by the stockholders of the 1999 Stock Option Plan will qualify future option grants for this exception.

Compensation  Committee
Joseph  D.  Sargent  (Chairman)
Alfred  R.  Berkeley,  III
Dr.  John  M.  Palms

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 1998, the Compensation Committee of the Board of Directors consisted of Messrs. Sargent, Berkeley, and Palms. None of the Committee members are or were previously employees or officers of PMSC or any of its subsidiaries.

COMPENSATION  OF  DIRECTORS
In  1998,  non-employee  directors  received  the  following  compensation:

- an annual fee of $18,000 (payable in cash and restricted stock pursuant to the Restricted Stock Ownership Plan as discussed above);
-  $2,000  for  each  Board  meeting  attended;
- $1,000 for each committee meeting attended in person (if not on a regular Board meeting date);
- a $500 fee, plus $250 per hour for each additional hour or part thereof for participation in meetings by telephone (not to exceed $1,000 per meeting);
-  travel  expenses  of  attending  Board  and committee meetings; and
- $1,000 per day for attending to Company business in person at non-Board or committee meetings.

Directors who are also full-time employees of the Company do not receive additional compensation for their services as directors.

COMPENSATION  OF  EXECUTIVE  OFFICERS
The following table gives the compensation earned, including stock options granted, by the Chief Executive Officer and the next five most highly compensated executive officers for the years 1998, 1997 and 1996. We refer to all of these officers as the "Executive Group."


                            SUMMARY COMPENSATION TABLE
                                                     Long-Term Compensation Awards
                                                     -----------------------------
                                                                  Number of
                                Annual Compensation               Securities
                             ------------------------- Restricted Underlying
 Name  and                                                Stock    Options       All Other
Principal Position           Year   Salary   Bonus (1)  Awards(2) Granted (3) Compensation (4)
------------------           ----   ------   ---------  --------- ----------- ---------------

G. LARRY WILSON               1998  $783,750  $235,950  $353,925  150,000     $10,710
President and Chief           1997   712,500   429,000         0  150,000      10,635
Executive Officer             1996   646,545    30,000         0  150,000      10,260

DAVID T. BAILEY               1998  $412,307  $      0  $      0   70,000     $ 7,200
Executive                     1997   368,660   155,400         0   70,000       7,125
Vice President                1996   333,470    20,000         0   70,000       6,750

PAUL R. BUTARE                1998  $390,077  $100,733  $      0   70,000    $ 4,500
Executive                     1997   367,313   222,000         0   70,000       4,275
Vice President                1996   299,988    35,000         0  170,000       4,275

STEPHEN G. MORRISON           1998  $493,260  $148,500  $222,750   70,000     $10,710
Executive Vice                1997   448,469   270,000         0   70,000      10,635
President, General            1996   407,686    20,000         0  100,000      10,260
Counsel, Secretary and
Chief Administrative Officer

MICHAEL W. RISLEY             1998  $271,371  $ 67,931  $101,897   20,694     $ 7,200
Executive                     1997   224,795    43,775         0   20,000       6,432
Vice President                1996   183,163    49,011         0   35,112       4,275

TIMOTHY V. WILLIAMS           1998  $371,118  $111,600  $167,400   70,000     $ 7,200
Executive Vice                1997   343,994   207,000         0   70,000       7,125
President and Chief           1996   317,148    20,000         0   50,000       6,750
Financial Officer

___________
(1) Reflects amount earned in year indicated even though actually paid in following year.
(2) No shares of restricted stock were awarded to the Executive Group in 1998. The values set forth in this column represent the portion of each executive officers' annual bonus payable in restricted stock, which awards were made on February 8, 1999 at $52.5813 per share. The restricted shares vest in 20% increments on January 1 of each of the five calendar years following the year in which the restricted shares are awarded. Restricted shares will participate in dividends the same as other shares of common stock; however, the Company has never declared cash dividends. (See Annual Incentives and Restricted Stock Ownership Plan under Compensation of Executive Officers above.)
(3) Adjusted for the two-for-one stock split on June 1, 1998.
(4) Amounts shown are matching contributions from the Company under its 401(k) Retirement Savings Plan and the Company's Employee Stock Purchase Plan.

The following table sets forth certain information regarding options for common stock granted to the Executive Group during 1998. The table includes the potential realizable value which would exist based on assumed annual compounded rates of common stock price appreciation of five and ten percent over the full ten-year term of the options.


                                         OPTIONS GRANTED IN 1998*

                                   Individual Grants
                      -----------------------------------------------
                                     Percent
                       Number       of Total                                 Potential Realizable Value
                    Of Securities    Options  Exercise                        at Assumed Annual Rates
                     Underlying    Granted to  Price      Expiration         of Stock Price Appreciation
                       Options      Employees   Per        Date of            for  Option  Term  (1)
Name                   Granted      in 1998    Share       Options             5%               10%
----------------     -------------  --------  -------  ---------------  ---------------- -----------------

All Stockholders                                                        $804,576,722(2)  $2,038,953,584(2)
G. Larry Wilson      150,000 (3)(5)  14.5%  $  34.88  January 2, 2008   $    3,290,379   $      8,338,458

David T. Bailey       70,000 (3)(5)   6.7%  $  34.88  January 2, 2008   $    1,535,510   $      3,891,280

Paul R. Butare        70,000 (3)(5)   6.7%  $  34.88  January 2, 2008   $          0(7)  $            0(7)

Stephen G. Morrison   70,000 (3)(5)   6.7%  $  34.88  January 2, 2008   $    1,535,510   $      3,891,280

Michael W. Risley     20,000 (4)(5)   1.9%  $  34.06  February 9, 2008  $      428,403   $      1,085,657
                            694 (6)   0.1%  $45.5625  January 19, 2003  $       19,886   $         50,395

Timothy V. Williams   70,000 (3)(5)   6.7%  $  34.88  January 2, 2008   $    1,535,510   $      3,891,280

_____________
*All  amounts  shown  in  this  table  have been adjusted for the two-for-one stock split on June 1, 1998.

(1)  We have included this information to illustrate how the stockholders will have fared compared to each of  the  named  executives  if  the  assumed  appreciation is achieved based upon the option grant date of
January  2,  1998.
(2)   The potential realizable value for all stockholders is based on the number of shares of common stock outstanding  on January 2, 1998 (the date the options described in note 3 below were granted), and assumes the  stockholders  purchased  the  common  stock for $34.88 (which was the fair market value of the common stock  on  January  2,  1998)  and  held  the  common  stock  until  January  2,  2008.

(3)  These  options were granted pursuant to the 1989 Plan. The exercise price is the fair market value of the  common  stock  on  January  2,  1998,  which  was  the  date  of  grant.
(4) These options were also granted pursuant to the 1989 Plan. The exercise price is the fair market value of  the  common  stock  on  February  9,  1998,  which  was  the  date  of  grant.
(5) The options become exercisable in one-fourth increments on each of the first four anniversary dates of the  grant date. All such options would become immediately exercisable in the event of a change in control of  the Company and the optionee would have the right to exercise such options for a period of ninety days after termination of employment. In the event of a dissolution or liquidation of the Company or any merger or  combination in which the Company is not the surviving entity, each option granted shall terminate, but not  before  each optionee is permitted to exercise his or her options to the extent they are exercisable, without  regard  to  any  installment  exercise  provision  in  the  1989  Plan.
(6)  These options were granted on November 10, 1998, upon Mr. Risley's promotion, pursuant to the formula contained  in  the  1993  LTIP. They became exercisable on January 1, 1999. In the event of dissolution or liquidation  of the Company or any merger or combination in which the Company is not the surviving entity, each option granted shall terminate, but not before Mr. Risley is permitted to exercise his options to the extent  they  are  exercisable,  without  regard  to  any  installment  exercise  provisions  in the Plan.
(7)  These  options  were  forfeited  upon  Mr.  Butare's  resignation from his position as Executive Vice
President  on  January  13,  1999.

The following table sets forth information for the Executive Group regarding stock options exercised during 1998 and the value of "in-the-money" options. "In-the-money" options have a positive difference between the exercise price of such stock option and $50.50, the closing price of the Company's common stock on December 31, 1998.


                          AGGREGATED OPTIONS EXERCISED IN 1998
                            AND 1998 YEAR-END OPTION VALUES

                                         Number of Securities
                                              Underlying           Value of Unexercised
                     Shares              Unexercised  Options      In-the-Money Options
                    Acquired             at December 31, 1998*     at December 31, 1998**
                       On      Value   -------------------------  -------------------------
Name                Exercise  Realized Exercisable Unexercisable  Exercisable Unexercisable
--------------      --------  -------- ----------- -------------  ----------- -------------

G. Larry Wilson      100,000  $2,981,000  987,500     662,500     $24,929,075   $ 14,495,425
David T. Bailey      286,833  $6,659,010  118,000     309,167     $ 1,702,160   $  6,701,374
Paul R. Butare       244,222  $5,561,007        0      79,584     $         0(1)$1,749,227(1)
Stephen G. Morrison   25,000  $  860,963  183,216     270,118     $ 5,479,843   $  6,995,013
Michael W. Risley          0  $        0   38,832      81,558     $ 1,091,363   $  2,005,083
Timothy V. Williams   42,280  $2,088,024  107,500     239,884     $ 2,898,875   $  5,945,407

_____________
  * All shares adjusted for the two-for-one stock split on June 1, 1998.
** Value represents the aggregate excess of the market price of the common stock on
December 31, 1998, which was $50.50, over the exercise price for the options. All options included in the table have an exercise price equal to or greater than the fair market value of the common stock on the dates of grant.

(1) All unexercised options were forfeited upon Mr. Butare's resignation from his position as Executive Vice President on January 13, 1999.



DEFERRED  COMPENSATION  AGREEMENT.  Mr.  Wilson  is  covered  by  a  Deferred
Compensation Agreement providing annual remuneration of $25,000 upon retirement, death or total disability. The Agreement, which provides for monthly payments over a fifteen-year period, is contingent primarily upon his continued employment until such an event occurs, and the deferred benefits are not vested until that time. Until or unless such a qualifying event occurs, Mr. Wilson is not entitled to any payments under the Agreement. The Company owns life insurance contracts covering Mr. Wilson, of which it is the beneficiary, in an aggregate amount equal to or in excess of the total -benefit.

EMPLOYMENT AGREEMENTS. The Company has an Employment Agreement with each of Messrs. Wilson, Bailey, Morrison, Risley, and Williams, which set initial annual salaries at their then current annual salary, subject to future increases in accordance with the Company's practices. In the event of a change in control of the Company (as defined in the Agreement), the executive's then base salary will increase to 150% of the base salary in effect immediately prior to the change in control.
     The term of each executive officer's Employment Agreement continues until December 31, 2003. The term is subject to annual twelve month extensions, unless six months notice of non-extension is given. In the event of a change in control, the term is extended automatically twelve months.
     The Employment Agreements may be terminated by the Company for cause. If the executive is terminated for reasons other than for cause or if the executive terminates for good reason, the executive will receive annual severance payments for the remaining term of the Employment Agreement equal to base salary plus an amount equal to either the highest annual bonus received in the two years preceding termination or, if after a change in control, 150% of the highest annual bonus during the two years preceding termination. Should such payments be subject to an excise tax pursuant to Section 4999 of the Internal Revenue Code, or similar law, additional compensation as is necessary to offset such tax effects also will be paid to the executives. The severance payments under the Employment Agreements would cease in the event of reasonable proof of any violation of the non-competition, non-solicitation of employees, or confidentiality provisions of the Employment Agreement. The stock options of the executive officers named in the Summary Compensation Table above would become immediately exercisable in the event of a change in control. In no event, however, may an optionee exercise such options after the tenth anniversary date of the date of grant of such options.
On January 13, 1999, Mr. Butare resigned from his position as Executive Vice President.

This table sets forth certain information based on Schedules 13G filed with the SEC, as of March 10, 1999, regarding beneficial owners of more than five percent of the Company's common stock.

                                           Common Stock            Percentage
Name and Address                         Beneficially Owned        of Class (1)
-------------------------------          -------------------      ------------
WELLINGTON  MANAGEMENT  COMPANY             4,307,508  (2)             12.00%
("Wellington")
75  State  Street
Boston,  Massachusetts  02109

FMR  CORP.  ("FIDELITY")                    4,132,400  (3)             11.52%
82  Devonshire  Street
Boston,  Massachusetts  02109

THE  REGENTS  OF  THE  UNIVERSITY           2,706,400  (4)              7.54%
OF  CALIFORNIA  ("REGENTS")
1111  Broadway,  14th  Floor
Oakland,  California  94607

AXA ASSURANCES I.A.R.D. MUTUELLE ("AXA")     1,918,955 (5)              5.35%
21,  rue  de  Chateaudun
75009  Paris,  France

(1) Determined using the number of shares of common stock outstanding on March 10, 1999.
(2) Of the shares reported, Wellington has sole voting power for none of the shares, shared voting power for 2,729,542 of the shares and shared dispositive power for all of the shares. This information is based on information contained in the Schedule 13G filed by Wellington with the SEC on February 10, 1999.
(3) Of the shares reported, Fidelity has sole voting power for 21,400 of the shares, shared voting power for none of the shares and sole dispositive power for all of the shares. This information is based on information contained in the Schedule 13G filed by Fidelity with the SEC on March 10, 1999.
(4) Of the shares reported, Regents has sole voting and dispositive power for all of the shares. This information is based on information contained in the Schedule 13G filed by Regents with the SEC on February 11, 1999.
(5) Of the shares reported, AXA has sole voting power for 1,180,595 of the shares, shared voting power for 577,885 of the shares, sole dispositive power for 1,918,040 of the shares and shared dispositive power for 915 of the shares. This information is based on information contained in the Schedule 13G filed by AXA with the SEC on February 16, 1999.

              STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of March 10, 1999, beneficial ownership of common stock by each director and executive officer named in the Summary Compensation Table above, and by all directors and all executive officers as a group.


                            Amount and Nature
                              of Beneficial   Shares Subject  Percentage
Name of Beneficial Owner      Ownership (1)   To Option (2)  Of Class (3)
-------------------------     -------------   -------------  ------------

Alfred R. Berkeley, III             10,657        10,000         *
Donald W. Feddersen                 10,657        10,000         *
Dr. John M. Palms                   16,147        15,000         *
Joseph D. Sargent                   60,659        60,002         *
John P. Seibels                     74,157        67,500         *
Richard G. Trub                     16,657        15,000         *
G. Larry Wilson                  1,425,579     1,192,500         3.7%
David T. Bailey                    219,773       217,000         *
Paul R. Butare                       2,254             0         *
Stephen G. Morrison                286,251       275,834         *
Michael W. Risley                   73,749        66,656         *
Timothy V. Williams                204,013       199,884         *
Directors and all executive officers
    as a group (12 in number)    2,400,553     2,129,376         6.3%

------------
(1) Each individual has sole voting power and sole dispositive power, except that for the following unvested shares awarded under the Restricted Stock Ownership Plan, the respective individual does not have dispositive power for the number of shares indicated: Berkeley - 596; Feddersen - 596; Palms - 596; Sargent - 596; Seibels - 596; Trub - 596; Wilson - 6,731; Morrison - 4,236; Risley - 1,938; and Williams - 3,184. The amounts in this column include shares owned by the respective individuals in the PMSC Stock Fund in the PMSC 401(k) Retirement Savings Plan over which such individual has sole dispositive power and, beginning with this year, sole voting power.
(2) These shares, which are included in the "Amount and Nature of Beneficial Ownership" column, are subject to option on or before May 11, 1999, pursuant to the Company's various stock option plans.
(3) Where indicated by asterisk, beneficial ownership represents less than one percent of the sum of the total number of shares of common stock outstanding on March 10, 1999, plus the total shares subject to option.

                               STOCK PERFORMANCE

This graph compares the cumulative total stockholder return on the common stock during the five years ended December 31, 1998, with the cumulative total return on the Standard & Poor 500 Index and the Standard & Poor Computer Software and Services Index. The comparison assumes $100 was invested on the last trading day of 1993 in our common stock and also in each of the indices and assumes reinvestment of all dividends that may have been paid. The performance shown in the graph is not necessarily indicative of future performance.


                              1993   1994   1995    1996    1997    1998
                              ----   ----   ----    ----    ----    ----

PMSC                           100  135.48  153.63  148.79  224.39  325.81
S&P 500 Index                  100  101.32  139.40  171.40  228.59  293.91
Computer (Software & Svc)-500  100  118.21  166.12  258.25  359.75  651.84


SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

We believe, during 1998, that all required filings with the SEC of reports of stock ownership (and changes thereto) by our directors, officers and 10% stockholders were timely made, except that for David T. Bailey, one monthly report was inadvertently filed three days after the due date.

                             STOCKHOLDER PROPOSALS

While we do not believe that any other business will be presented at the meeting, should other business properly and lawfully come before the meeting, Messrs. Trub and Wilson will vote in accordance with their best judgment.
     If you would like to present a stockholder proposal at the annual stockholders meeting in 2000 and have it included in the proxy statement and proxy card for such meeting, it must be received by us not later than December 18, 1999. You should mail any such proposal to the attention of the Company's Secretary at the following address: PMSC, Post Office Box Ten, Columbia, South Carolina 29202.
  Pursuant to SEC Rule 14a-4c(1) and the 90 days advance notice requirement in our Bylaws, unless we receive notice by February 10, 2000, of any stockholder proposal, management's proxies shall be permitted to use their discretionary authority at the 2000 annual stockholders meeting if such proposal is raised at the meeting.

STOCKHOLDER NOMINEES FOR DIRECTORS. Although we have no formal procedure whereby nominations for directors are solicited from stockholders, the Board's Corporate Governance Committee will consider candidates for directors recommended by stockholders if such recommendations are delivered to us no later than: (a) with respect to an election to be held at an annual stockholders meeting, ninety days prior to such meeting; and (b) with respect to an election to be held at a special stockholders meeting for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given. Each recommendation shall include: (a) the names and addresses of the stockholder intending to make the nomination and the person(s) to be nominated; (b) a representation that the stockholder is a holder of record of our common stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the recommendation; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming them) pursuant to which the nomination(s) are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement, had the nominee been or intended to be nominated by the Board of Directors; and (e) the consent of each nominee to serve as a director, if elected.

Stephen  G.  Morrison
Secretary

                                  APPENDIX A

                     POLICY MANAGEMENT SYSTEMS CORPORATION
                            1999 STOCK OPTION PLAN

                                  1. PURPOSE
                                  ----------
The purpose of this Plan is to enhance the profitability and value of PMSC and to promote the interest of PMSC and its Subsidiaries by granting options to purchase Common Stock to certain Eligible Persons in order: (1) to attract and to retain such persons; (2) to provide an additional incentive to each such person to work to increase the value of Common Stock; and (3) to provide each such person with a stake in the future of PMSC which corresponds to the stake of each of PMSC's shareholders.

                                2. DEFINITIONS
                                --------------
Unless the context requires otherwise, capitalized terms used in this Plan shall have the meaning set forth in the Glossary attached to this Plan.

                         3. SHARES SUBJECT TO OPTIONS
                         ----------------------------
Subject to adjustment pursuant to the provisions of Article 15 hereof, there shall be 1,750,000 shares of Common Stock reserved for use under this Plan, and such shares of Common Stock shall be reserved to the extent that PMSC deems appropriate from authorized but unissued shares of Common Stock. Shares of Common Stock covered by an Option that shall have been exercised shall not again be available for an Option grant. If an Option shall terminate or expire for any reason without being wholly exercised, the number of shares to which such Option termination relates shall again be available for grant hereunder.

                               4. EFFECTIVE DATE
                               -----------------
The effective date of this Plan shall be the date it is approved by the shareholders of PMSC voting at a duly called meeting of such shareholders.

                                 5. COMMITTEE
                                 ------------
5.1 COMMITTEE MEMBERS. The Plan shall be administered by a Committee comprised
---------------------
of no fewer than two persons selected by the Board. Solely to the extent deemed necessary or advisable by the Board, each Committee member shall meet the definition of a "non-employee director" for purposes of such Rule 16b-3 under the Exchange Act and of an "outside director" under section 162(m) of the Code. The Board shall also have the authority to exercise the powers and duties of the Committee under this Plan.

5.2  ADMINISTRATION  BY  THE COMMITTEE. This Plan shall be administered by the
--------------------------------------
Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have the power to interpret this Plan and (subject to the terms of this Plan) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances. All actions of the Committee shall be binding on PMSC, on each affected Optionee, and on each other person directly or indirectly affected by such action.

5.3  GRANTS  TO  NON-EMPLOYEE  DIRECTORS.  Awards  of  Options to non-employee
----------------------------------------
directors shall be approved by the Board. With respect to awards to non-employee directors, all rights, powers and authorities vested in the Committee under this Plan shall instead be exercised by the Board, and all provisions of this Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.


                                6. ELIGIBILITY
                                --------------
Only Eligible Persons shall be eligible for the grant of Options under this Plan.

                              7. GRANT OF OPTIONS
                              -------------------
7.1  COMMITTEE  ACTION.  The  Committee, in its absolute discretion, may, from
----------------------
time to time, grant Options to those Eligible Persons selected by the Committee, pursuant to the terms of this Plan. The grant of an Option shall be effective upon the date the grant is approved by the Committee, except to the extent the Committee shall specify a later date, then that later date shall be the effective date of the grant. At the election of the Committee, each grant of an Option shall be evidenced by an Option Agreement incorporating such terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan. The Option Agreement may include additional provisions and restrictions which are not inconsistent with this Plan. Each Option shall be designated, at the discretion of the Committee, as an ISO or a Non-ISO; provided, however, that ISO's may only be granted to Eligible Persons who are employees of PMSC.

7.2  ANNUAL  INDIVIDUAL  LIMIT.  The  maximum  number  of Options which may be
------------------------------
granted under this Plan during any calendar year to any individual shall not exceed 500,000, subject to adjustment in the manner provided in this Plan for changes in capital structure and other corporate transactions.

                                8. OPTION PRICE
                                ---------------
The Option Price for each share of Common Stock subject to an Option shall be no less than Fair Market Value of a share of Common Stock on the effective date of the grant of the Option

                              9. EXERCISE PERIOD
                              ------------------
9.1  TERM  OF  OPTION.  Subject  to  the  terms  of  this Plan and any further
---------------------
restrictions which may be contained in an Option Agreement, an Option may be exercised in whole or in part, with respect to whole shares only, during the Term commencing on the date one (1) year after the effective date such Option is granted and ending on the earlier of:
  (1)  the  date  such  Option  is  exercised  in  full;  or
  (2) the date which is one day prior to the tenth anniversary of the date such Option is granted.

9.2  EXERCISABILITY  SCHEDULE.  At  the  time  of  grant,  the Committee shall
-----------------------------
establish a schedule for the Options to become exercisable, but in no event shall an Option be scheduled at the effective date of grant to become exercisable earlier than in three (3) equal installments on the first, second, and third anniversary dates of the effective date of the grant of the Option.

9.3  OPTION  EXERCISE;  WITHHOLDING.  Subject  to such terms and conditions as
-----------------------------------
shall be specified in an Option Agreement, an otherwise exercisable Option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to PMSC at its principal office, and payment in full to PMSC at said office of the amount of the Option Price for the number of shares of the Common Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made: (i) in cash or by cash equivalent; (ii) at the discretion of the Committee, in Common Stock that has been held by the Optionee for at least six (6) months (or such other period as the Committee may deem appropriate for purposes of applicable accounting rules), valued at the Fair Market Value of such shares determined on the date of exercise; (iii) at the discretion of the Committee, by a delivery of a notice that the Optionee has placed a market sell order (or similar instruction) with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to PMSC in satisfaction of the Option Price (conditioned upon the payment of such net proceeds);

 (iv) at the discretion of the Committee, by a combination of the methods described above; or (v) by such other method as may be approved by the Committee and set forth in the Option Agreement. In addition to and at the time of payment of the Option Price, the Optionee shall pay to PMSC the full amount of all federal and state withholding and other employment taxes required to be withheld in connection with such exercise, in any manner consistent with the foregoing that is approved by the Committee and set forth in the Option Agreement.

                            10. NONTRANSFERABILITY
                            ----------------------
All Options shall be nontransferable except upon the Optionee's death, by the Optionee's will or the laws of descent and distribution.

                         11. ADDITIONAL RULES FOR ISOS
                         -----------------------------
11.1  ANNUAL  LIMITS.  No  ISO  shall be granted to an Optionee as a result of
--------------------
which the aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which ISO's are exercisable for the first time in any calendar year under this Plan and any other stock option plans of PMSC, any Subsidiary, or any Parent Corporation, would exceed the maximum amount permitted under section 422(d) of the Code. This limitation shall be applied by taking options into account in the order in which granted.

11.2  TERMINATION  OF  EMPLOYMENT.  An ISO may provide that such Option may be
---------------------------------
exercised not later than three (3) months following termination of employment of the Optionee with PMSC and all Subsidiaries, subject to special rules relating to death, as and to the extent determined by the Committee to be consistent with the requirements of section 422 of the Code and Treasury Regulations thereunder.

11.3  OTHER TERMS AND CONDITIONS. Any ISO granted hereunder shall contain such
--------------------------------
additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such ISO to qualify as an "incentive stock option" under section 422 of the Code. An Option Agreement for an ISO may provide that such Option shall be treated as a Non-ISO to the extent that certain requirements applicable to "incentive stock options" under the Code shall not be satisfied.

11.4  DISQUALIFYING  DISPOSITIONS.  If  shares  of  Common  Stock  acquired by
---------------------------------
exercise of an ISO are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such shares to the Optionee upon exercise, the Optionee shall, promptly following such disposition, notify PMSC in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

                          12. TERMINATION OF SERVICE
                          --------------------------
12.1  DEATH.  Unless  otherwise  provided by the Committee and set forth in an
-----------
Option Agreement, if an Optionee shall die at any time after the date of grant and while an Eligible Person or prior to expiration of the times set forth in Sections 11.2 or 12.2, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with this Plan pursuant to will or the laws of descent and distribution, shall have the right, during the period ending one
(1) year after the date of the Optionee's death (subject to the term of the Option), to exercise the Optionee's Option to the extent that it was exercisable at the date of the Optionee's death and shall not have been previously exercised.

12.2  OTHER TERMINATION OF SERVICE. Unless otherwise provided by the Committee
----------------------------------
and set forth in an Option Agreement or as set forth herein, if an Optionee's employment or other service with PMSC or any Subsidiary shall be terminated for any reason other than death (including by reason of retirement), the Optionee shall have the right, during the period ending ninety (90) days after such termination (subject to the term of the Option), to exercise an Option to the extent that it was exercisable at the date of such termination and shall not have been exercised.

12.3 OTHER CIRCUMSTANCES. Notwithstanding any other provision of this Plan and
------------------------
upon death or a termination of employment or service, the Committee may, but shall not be required to do so, in its sole and absolute discretion, permit an Optionee to exercise outstanding Options including Options that have not yet become exercisable sooner or later than would otherwise be permitted by this Plan and/or an Option Agreement.

                          13. SECURITIES REGISTRATION
                          ---------------------------
Each Option Agreement shall provide that, upon the receipt of shares of Common Stock as a result of the surrender or exercise of an Option, the Optionee shall, if so requested by PMSC, hold such shares of Common Stock for investment and not with a view of resale or distribution to the public and, if so requested by PMSC, shall deliver to PMSC a written statement satisfactory to PMSC to that effect. As for Common Stock issued pursuant to this Plan, PMSC at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Common Stock to an Optionee under the Securities Act of 1933, as amended, and under any other applicable securities laws or to qualify such Common Stock for an exemption under any such laws prior to the issuance of such Common Stock to an Optionee; provided, however, PMSC shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Common Stock by an Optionee.

                               14. LIFE OF PLAN
                               ----------------
No Option shall be granted under this Plan on or after the date which is one day prior to the tenth anniversary of the effective date of this Plan, in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable.

                                15. ADJUSTMENT
                                --------------
In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, or other transfer by PMSC of all or substantially all of its property, or any other change in the corporate structure or shares of PMSC, pursuant to any of which events the then outstanding shares of Common Stock are split up or combined, or are changed into, become exchangeable at the holder's election for, or entitle the holder thereof to cash, other shares of stock or any other consideration, or in the case of any other transaction described in section 424(a) of the Code, the Committee may change in the manner that it shall deem to be equitable and appropriate the number and kind of shares (including by substitution of shares of another corporation) subject to the Options and/or the Option Price of such shares. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of shares reserved under Article 3 within the meaning of Article 17 of this Plan.

                             16. CHANGE IN CONTROL
                             ---------------------
Unless otherwise provided by the Committee and set forth in an Option Agreement, upon a Change in Control of PMSC, each outstanding Option, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable exercisability schedule or vesting requirement.

                             17. AMENDMENT TO PLAN
                             ---------------------
The Board may at any time and from time to time and in any respect, amend or modify this Plan. Solely to the extent deemed necessary or advisable by the Board, for purposes of complying with sections 422 or 162(m) of the Code or rules of any securities exchange or for any other reason, the Board may seek the approval of any such amendment by PMSC's shareholders. Notwithstanding the foregoing, no amendment or modification of this Plan shall in any manner: (i) affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option; (ii) increase the number of shares reserved under Article 3 without the approval of the shareholders of PMSC; or
(iii) reduce the exercise price at which Options may be granted below the fair market value of the common stock on the effective date of grant.

                               18. MISCELLANEOUS
                               -----------------
18.1  NO SHAREHOLDER RIGHTS. No Optionee shall have any right as a shareholder
---------------------------
of PMSC or any Subsidiary as a result of the grant of an Option under this Plan or the exercise of such Option, pending the actual delivery of the Common Stock subject to such Option to such Optionee.

18.2  NO  CONTRACT  OF EMPLOYMENT. The grant of an Option to an Optionee under
---------------------------------
this Plan shall not constitute a contract of employment and shall not confer on an Optionee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in an Option Agreement which evidences his or her Option.

18.3  WITHHOLDING.  The  exercise  of any Option granted under this Plan shall
-----------------
constitute an Optionee's full and complete consent to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise.

18.4 CONSTRUCTION. This Plan shall be construed under the laws of the State of
-----------------
South Carolina.

IN WITNESS WHEREOF, PMSC has caused its duly authorized officer to execute this Plan effective as of _________, 1999 to evidence its adoption of this Plan.

POLICY  MANAGEMENT  SYSTEMS  CORPORATION

BY:________________________________________
G.  Larry  Wilson
President

                                   GLOSSARY
                                    TO THE
                            1999 STOCK OPTION PLAN

The  following  definitions  apply  unless  the  context  requires  otherwise.

Board  -  means  the  Board  of  Directors  of  PMSC.
-----

Change  in  Control  -  means  the  occurrence of one of the following events:
-------------------

(a) any "person" (as such term is defined in section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act') and as used in sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of PMSC representing 33 1/3% or more of the combined voting power of PMSC's then outstanding securities eligible to vote for the election of the Board (the "PMSC Voting Securities"); provided, however, that the event described in this paragraph shall not be deemed to be a Change in Control by virtue of any of the following situations: (i) an acquisition by PMSC of any of its Subsidiaries; (ii) an acquisition by any employee benefit plan or employee stock plan sponsored or maintained by PMSC or any of its Subsidiaries or any trustee or fiduciary with respect to such plan; or (iii) an acquisition by any underwriter temporarily holding PMSC Voting Securities pursuant to an offering of such securities;

(b) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided however, that any person becoming a director subsequent to the date hereof, whose election, or nomination for election, by PMSC's shareholders was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board who are then on the Board (either by a specific vote or by approval of the proxy statement of PMSC in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this paragraph (b), considered as though such person were a member of the Incumbent Board, but excluding for this purpose any individual elected or nominated as a director of PMSC as a result of any actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board;

(c) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of PMSC or any of its Subsidiaries that requires the approval of PMSC's shareholders, whether for such transactions or the issuance of securities in connection with the transaction or otherwise (a "Business Combination"), unless (i) immediately following such Business
Combination: (A) more than 50% of the total voting power of the corporation resulting from such Business Combination (the "Surviving Corporation") or, if applicable, the ultimate parent corporation which directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by PMSC Voting Securities that were outstanding immediately prior to the Business Combination (or, if applicable, shares into which such PMSC Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such PMSC Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan or employee stock plan sponsored or maintained by the Surviving Corporation or Parent Corporation or any trustee or fiduciary with respect to any such plan) is or becomes the beneficial owner, directly or indirectly, of 33 1/3% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and (C) at least a majority of the members of the Board of Directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), following the Business Combination, were members of the Incumbent Board at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination or (ii) the Business Combination is effected by means of the acquisition of PMSC Voting Securities from PMSC, and prior to such acquisition a majority of the Incumbent Board approves a resolution providing expressly that such Business Combination does not constitute a Change in Control under this paragraph (c); or

(d) the shareholders of PMSC approve a plan of complete liquidation or dissolution of PMSC or the sale or other disposition of all or substantially all of the assets of PMSC and its Subsidiaries, other than a sale or disposition of assets to a Subsidiary of PMSC.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 33 1/3% of PMSC Voting Securities as a result of the acquisition of PMSC Voting Securities by PMSC which, by reducing the number of PMSC Voting Securities outstanding, increases the percentage of shares beneficially owned by such person; provided, that if a Change in Control would occur as a result of such an acquisition by PMSC (if not for the operation of this sentence), and after PMSC's acquisition such person becomes the beneficial owner of additional PMSC Voting Securities that increases the percentage of outstanding PMSC Voting Securities beneficially owned by such person, a Change in Control shall then occur.

Code  -  means  the  Internal  Revenue  Code  of  1986,  as  amended.
----

Committee  -  means  the  Compensation  Committee  of  the  Board.
---------

Common  Stock  -  means  the  common  stock  of  PMSC.
-------------

Eligible  Person  - means any person who is a full-time or part-time employee,
----------------
an officer, or a director of PMSC or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer or director of PMSC or any Subsidiary, but shall not include any person who is a Ten Percent Shareholder.

Fair  Market Value - means the closing price on any date for a share of Common
------------------
Stock on the national securities exchange on which the Common Stock is listed. In the event the Common Stock is listed on Nasdaq National Market, "Fair Market Value" shall mean the average of the closing bid and asked prices of the Common Stock on such date or, in the absence of bid and asked prices on such day on Nasdaq National Market, such average on the first preceding day the Common Stock was traded. If no such price quotation is available, "Fair Market Value" shall mean the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Common Stock would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

ISO  -  means an option granted under this Plan to purchase Common Stock which
---
satisfies  the  requirements  of  section  422  of  the  Code.

Non-ISO  -  means  an  option granted under this Plan to purchase Common Stock
-------
which  is  not  intended  to  qualify as an incentive stock option pursuant to section  422  of  the  Code.

Option  -  means  an  ISO  or  a  Non-ISO.
------

Option  Agreement - means the written agreement or instrument which sets forth
-----------------
the  terms  of  the  Option  granted  to  an  Optionee  under  this  Plan.

Option  Price  -  means the price which shall be paid to purchase one share of
-------------
stock  upon  the  exercise  of  an  Option  granted  under  this  Plan.

Optionee  -  means an Eligible Person to whom an Option has been granted under
--------
this  Plan,  which  Option  has  not  expired,  under  this  Plan.

Parent  Corporation  -  (i)  for  the purposes of ISO's, means any corporation
-------------------
which is a parent of PMSC within the meaning of section 424(e) of the Code and
(ii) for the purposes of Change in Control, shall have the meaning set forth in the definition of Change in Control above.

Plan  -  means  this  Plan,  as  amended  from  time  to  time.
----

PMSC  -  means  Policy  Management  Systems  Corporation,  a  South  Carolina
----
corporation,  and  any  successor  to  such  corporation.

Subsidiary  -  (i)  means  any  corporation  which is a subsidiary corporation
----------
(within the meaning of section 424(f) of the Code) of PMSC and (ii) for purposes of Change in Control only, means a corporation of which PMSC owns directly or indirectly 50% or more of the voting power.

Ten  Percent  Shareholder - means a person who owns (after taking into account
-------------------------
the attribution rules of section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of either PMSC, a Subsidiary or a Parent corporation.

Term  -  means the period during which an Option may be exercised as set forth
----
in  section  9.1  of  this  Plan.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                     POLICY MANAGEMENT SYSTEMS CORPORATION

                                ONE PMSC CENTER
                       BLYTHEWOOD, SOUHTH CAROLINA 29016

The undersigned hereby appoints Richard G. Trub and G. Larry Wilson proxies with full power of substitution and revocation to vote on the undersigned's behalf at the Annual Meeting of the Stockholders of Policy Management Systems Corporation, to be held at 11:00 a.m., May 11, 1999, in the offices of the Company, One PMSC Center, Blythewood, South Carolina, 29016, and at all adjournments thereof, upon all business as may properly come before the Meeting, including the following as more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged. PROXIES WILL BE VOTED IN ACCORDANCE WITH ANY INSTRUCTIONS INDICATED ON THE REVERSE. IF NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS, FOR APPROVAL OF THE POLICY MANAGEMENT SYSTEMS CORPORATION 1999 SOTCK OPTION PLAN AND FOR RATIFICATION OF THE SELECTION OF INDEPENDENT
AUDITIORS.    THIS  PROXY  IS  REVOCABLE  ANY  TIME  PRIOR  TO  ITS  USE.

           PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                     POLICY MANAGEMENT SYSTEMS CORPORATION

                                 MAY 11, 1999

                Please Detach and Mail in the Envelope Provided

   X    Please mark your
 -----  votes as in this
            example.

              FOR all nominees      WITHHOLD AUTHORITY
               named at right    to vote for all nominees
             (except as marked to    named at right
              the contrary below)

1.  ELECTION OF
     DIRECTORS     _______               _______    Nominees:  Dr. John M. Palms
                                                               John P. Seibels

(INSTRUCTIONS:  To withhold authority to vote for any
individual nominee write that nominee's name in the space
provided below.)
____________________________________________


                                          FOR         AGAINST        ABSTAIN
2.  APPROVAL OF THE POLICY MANAGEMENT
    SYSTEMS CORPORATION 1999 STOCK
    OPTION PLAN.                         _____         _____          _____

3.  RATIFICATION OF THE SELECTION
    OF PRICEWATERHOUSECOOPERS
    LLP AS INDEPENDENT AUDITORS
    FOR THE COMPANY.                     _____         _____          _____

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

SIGNATURE ____________________________________________  Date______________1999.

NOTE: (Signature should agree with name on stock, as shown hereon. Officers, fiduciaries, etc., so indicate. When shares are held in the names of more than one person, each person should sign the proxy.)